Themes Silver Miners ETF
Schedule of Investments
June 30, 2024 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Materials - 99.6%(a)
Anglogold Ashanti PLC	314	$7,891
Aya Gold & Silver, Inc. (b)	2,317	23,000
Coeur Mining, Inc. (b)	3,399	19,102
Endeavour Silver Corp. (b)	6,432	22,641
First Majestic Silver Corp.	8,258	48,894
Fortuna Silver Mines, Inc. (b)	2,647	12,944
Fresnillo PLC	3,295	23,408
Hecla Mining Co.	3,537	17,154
Hochschild Mining PLC (b)	2,754	6,232
Industrias Penoles SAB de CV (b)	3,906	50,760
Jiangxi Copper Co. Ltd. - Class H	9,615	19,183
KGHM Polska Miedz SA	640	23,903
MAG Silver Corp. (b)	1,863	21,761
MMG Ltd. (b)	4,678	1,785
Newmont Corp.	1,240	51,920
Pan American Silver Corp.	2,545	50,594
Silvercorp Metals, Inc.	6,612	22,136
SilverCrest Metals, Inc. (b)	2,857	23,348
Southern Copper Corp.	223	24,026
SSR Mining, Inc.	239	1,078
Teck Resources Ltd. - Class B	384	18,402
Western Mining Co. Ltd. - Class A	200	494
Zijin Mining Group Co. Ltd. - Class H	7,975	16,830
		507,486
TOTAL COMMON STOCKS (Cost $505,744)		507,486

RIGHTS - 0.0%(c)	Contracts	Value
Materials - 0.0%(c)
MMG Ltd., Expires 07/08/2024, Exercise Price $2.62 (b)	0	0
TOTAL RIGHTS (Cost $0)		0

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%	Shares
First American Treasury Obligations Fund - Class X, 5.21% (d)	1,149	1,149
TOTAL SHORT-TERM INVESTMENTS (Cost $1,149)		1,149

TOTAL INVESTMENTS - 99.8% (Cost $506,893)		508,635
Other Assets in Excess of Liabilities - 0.2%		1,019
TOTAL NET ASSETS - 100.0%		$509,654

Percentages are stated as a percent of net assets.

PLC - Public Limited Company
SA - Sociedad Anónima
SAB de CV - Sociedad Anónima Bursátil de Capital Variable

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Themes Silver Miners ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1		Level 2	Level 3	Total
Investments:
Common Stocks	$507,486		$–	$–	$507,486
Rights	0	(a)	–	–	0	(a)
Money Market Funds	1,149		–	–	1,149
Total Investments	$508,635		$–	$–	$508,635

Refer to the Schedule of Investments for additional information.

(a)	Amount is less than $0.50.